EXHIBIT 10.2

                                                                  EXECUTION COPY

                   FIRST AMENDMENT TO NOTE PURCHASE AGREEMENT

           This FIRST AMENDMENT TO NOTE PURCHASE AGREEMENT (this "Amendment") dated as of April 7, 2006, to be effective as of the First Amendment Effective Date (hereinafter defined), to that certain Note Purchase Agreement, dated as of December 31, 2003 (the "Note Purchase Agreement"), as entered into by and among Darling International Inc., a Delaware corporation (the "Company"), the Guarantors party thereto from time to time and the securities purchasers set forth on Annex A thereto (the "Purchasers").

                                R E C I T A L S:
                                ----------------

           WHEREAS, the Company has requested that the Noteholders agree to amend the Note Purchase Agreement to, among other things (i) permit the refinance of the existing Senior Credit Agreement and (ii) permit the acquisition by the Company of National By-Products, LLC.

           WHEREAS, the Noteholders are willing to agree to the requested amendments on the terms and subject to the conditions contained herein.

           NOW, THEREFORE, in consideration of the mutual benefits hereunder and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and agreed, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

           Defined terms used herein, but not otherwise defined herein, shall have their respective meanings as set forth in the Note Purchase Agreement.

                                   ARTICLE II

                           ACKNOWLEDGMENT AND CONSENT

           Each of the Noteholders hereby acknowledges that the Company intends to enter into that certain Credit Agreement (the "Credit Agreement"), by and among the Company, as borrower, the lenders signatory thereto from time to time (the "Lenders") and JPMorgan Chase Bank, N.A., as administrative agent for the Lenders ("Administrative Agent") to, among other things (i) provide for the amounts payable under the Asset Purchase Agreement dated December 19, 2005 among the Company, Darling National LLC and National By-Products, LLC, as consideration for the NBP Acquisition (as defined below), (ii) refinance certain existing indebtedness and (iii) finance the working capital needs and other general corporate purposes of the Company and its Subsidiaries.

           In connection with the Credit Agreement, each of the Noteholders hereby acknowledges and agrees to the incurrence by the Company and its Subsidiaries, as applicable, of its respective obligations under the Credit Agreement and the other Loan Documents (as defined in the Credit Agreement) to which it is a party and the granting of liens in favor of the Administrative Agent to secure such obligations.

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                                  ARTICLE III

                      AMENDMENT TO NOTE PURCHASE AGREEMENT

           3.1 The definition of "Senior Agent" set forth in Section 1.1 of the Note Purchase Agreement shall be deleted in its entirety and the following shall be substituted in lieu thereof:

                "`Senior Agent' shall mean JPMorgan Chase Bank, N.A., acting in its capacity as administrative agent for the Senior Lenders, or any successor or replacement agent under the Senior Credit Agreement".

           3.2 The definition of "Senior Credit Agreement" set forth in Section
1.1 of the Note Purchase Agreement shall be deleted in its entirety and the following shall be substituted in lieu thereof:

                "`Senior Credit Agreement' shall mean that certain Credit Agreement, dated as of April 7, 2006, by and among the Company, the Senior Lenders and the Senior Agent, as the same may be amended, modified, renewed, replaced, refinanced, restated or substituted in whole or in part from time to time, including any agreement extending the maturity of, refinancing, replacing or otherwise restructuring all or any portion of the Indebtedness under such agreement or any successor replacement agreement, whether pursuant to one or more agreements, whether or not with the same or any other agent, lender or group of lenders, and whether outstanding on the date hereof or incurred hereafter. All references in this Agreement to Indebtedness under the Senior Credit Agreement shall include the Obligations (as defined in the Senior Credit Agreement)."

           3.3 Section 1.1 of the Note Purchase Agreement shall be amended by adding thereto each of the following new definitions in proper alphabetical order:

                "`NBP Acquisition' means the acquisition by Darling National LLC, as Subsidiary of the Company, of substantially all the assets of National By-Products, L.L.C. pursuant to the terms of the NBP Asset Purchase Agreement.

                "`NBP Asset Purchase Agreement' shall mean that certain Asset Purchase Agreement, dated as of December 19, 2005 among the Company, Darling National LLC and National By-Products, L.L.C."

           3.4 Section 9.1(a) of the Note Purchase Agreement shall be deleted in its entirety and the following shall be substituted in lieu thereof:

                "(a) Indebtedness under the Credit Facilities in principal amount not to exceed $250,000,000 in the aggregate;"

           3.5 Section 9.1 of the Note Purchase Agreement shall be amended to delete the word "and" at the end of clause (r) thereof, to reletter clause (s) as clause (t) and to add the following clause (s) in proper order:


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                "(s) obligations, indebtedness and liabilities arising pursuant to deposit, lock box or cash management arrangements entered into by the Company or any of its Subsidiaries; and"

           3.6 Section 9.2(a) of the Note Purchase Agreement shall be deleted in its entirety and the following shall be substituted in lieu thereof:

                "(a) Liens securing Indebtedness permitted to be incurred under
Section 9.1(a), (e), (g), (h), (i), (j), (k) and (s);"

           3.7 Section 9.5 Of the note purchase agreement shall be amended to delete the word "and" at the end of clause (o) thereof, to reletter clause (p) as clause (q) and to add the following clause (p) in proper order:

                "(p) the NBP Acquisition; and".

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

           In order to induce the Noteholders to enter into this Amendment, the Company hereby represents and warrants to the Noteholders that the representations and warranties contained in Article VI of the Note Purchase Agreement shall be true and correct on and as of the date hereof, except to the extent such representations and warranties are made or relate to a specified prior date, in which case such representations and warranties are true and correct on and as of such specified prior date. The Company acknowledges and agrees that this Amendment is a "Purchase Document" under the Note Purchase Agreement.

                                   ARTICLE V

                           CONDITIONS TO EFFECTIVENESS

           This Amendment shall become effective on and as of the date hereof when the company and the noteholders shall have executed and delivered counterparts hereof (the "First Amendment Effective Date").

                                   ARTICLE VI

                                  MISCELLANEOUS

           6.1 Continuing effect. Except as expressly amended hereby, the Note Purchase Agreement shall continue to be and shall remain in full force and effect in accordance with its terms. This Amendment shall not constitute an amendment or waiver of any provision of the Note Purchase Agreement not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of the company that would require an amendment, waiver or consent of the Noteholders except as expressly stated herein. Any reference to the "Note Purchase Agreement" or any related documents shall be deemed to be a reference to the Note Purchase Agreement as amended by this Amendment.


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           6.2 GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED
IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO
CONFLICT OF LAWS PRINCIPLES.

           6.3 Jurisdiction, Consent to Service of Process.

                    (a) EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR THEMSELVES AND THEIR PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF ANY NEW YORK STATE COURT OR FEDERAL COURT OF THE UNITED STATES OF AMERICA SITTING IN THE STATE OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT, THE NOTES OR ANY OTHER PURCHASE DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

                    (b) EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT THEY MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION THAT THEY MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT, THE NOTES OR ANY OTHER PURCHASE DOCUMENT IN ANY NEW YORK OR FEDERAL COURT. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

                    (c) EACH PARTY TO THIS AMENDMENT IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 13.6 OF THE NOTE PURCHASE AGREEMENT. NOTHING IN THIS AMENDMENT WILL AFFECT THE RIGHT OF ANY PARTY TO THIS AMENDMENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

           6.4 JURY TRIAL WAIVER. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING (A) TO ENFORCE OR DEFEND ANY RIGHTS UNDER OR IN CONNECTION WITH THIS AMENDMENT, OR (B) ARISING FROM ANY DISPUTE OR CONTROVERSY IN CONNECTION WITH OR RELATED TO THIS AMENDMENT AND AGREES THAT ANY SUCH ACTION OR COUNTERCLAIM SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.


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           6.5 Severability. Whenever possible, each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment is held to be prohibited by or invalid under applicable law in any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating any other provision of this Amendment.

           6.6 Headings. Article, Section and ubsection headings in this Amendment are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

           6.7 Counterparts. This Amendment may be executed in any number of counterparts and by either party hereto on separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute one and the same instrument.

           6.8 Integration. This Amendment sets forth the entire understanding of the parties hereto with respect to all matters contemplated hereby and supersedes all previous agreements and understandings among them concerning such matters. No statements or agreements, oral or written, made prior to or at the signing hereof, shall vary, waive or modify the written terms hereof.








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           IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

                                      THE COMPANY:

                                      DARLING INTERNATIONAL INC.

                                      By:  /s/ John O. Muse
                                           -------------------------------------
                                           Name:   John O. Muse
                                           Title:  Executive Vice President--
                                                   Finance and Administration


                                      PURCHASERS:

                                      SOF INVESTMENTS, L.P.

                                      By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                      WHITE TIP INVESTMENTS, LLC

                                      By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                      DONATELLO INVESTMENTS, LLC

                                      By:
                                           -------------------------------------
                                           Name:
                                           Title:



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